UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 15, 2023

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.  Costs Associated with Exit or Disposal Activities

On March 16, 2023, the Board of Directors of TE Connectivity Ltd. (the “Company”) approved incremental restructuring actions to broaden the scope of its fiscal 2023 cost structure initiatives across the Transportation Solutions, Industrial Solutions and Communications Solutions segments. The Company expects to incur total restructuring charges, which are primarily comprised of employee related termination benefits, of approximately $250 million during fiscal year 2023, of which $104 million was incurred during the first three months of fiscal 2023.  These actions are expected to be completed in fiscal year 2025.  Cash spending related to restructuring was $34 million during the first three months of fiscal 2023.  The Company expects total cash spending, which will be funded with cash from operations, to be approximately $250 million in fiscal 2023.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Yong Nam has reached the Board’s retirement age and therefore, in accordance with the Board’s retirement policy, was not nominated for re-election as a director of the Company at the Annual General Meeting of Shareholders of the Company held on March 15, 2023 (“AGM”).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 281,508,223 registered shares (89.05% of 316,101,030 registered shares outstanding and entitled to vote as of February 23, 2023, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of twelve (12) directors:

1.1  Jean-Pierre Clamadieu

A total of 267,883,158 shares (99.56%) were voted for and 1,192,760 shares (0.44%) were counted as voted against this director.  Additionally, there were 142,759 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 268,229,221 shares (99.68%) were voted for and 859,877 shares (0.32%) were counted as voted against this director.  Additionally, there were 129,579 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 267,945,496 shares (99.58%) were voted for and 1,131,871 shares (0.42%) were counted as voted against this director.  Additionally, there were 141,310 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 268,700,987 shares (99.86%) were voted for and 377,480 shares (0.14%) were counted as voted against this director.  Additionally, there were 140,210 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  William A. Jeffrey

A total of 263,982,744 shares (98.11%) were voted for and 5,086,940 shares (1.89%) were counted as voted against this director.  Additionally, there were 148,993 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Syaru Shirley Lin

A total of 267,140,476 shares (99.28%) were voted for and 1,932,938 shares (0.72%) were counted as voted against this director.  Additionally, there were 145,263 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Thomas J. Lynch

A total of 262,894,986 shares (97.71%) were voted for and 6,165,478 shares (2.29%) were counted as voted against this director.  Additionally, there were 158,213 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8  Heath A. Mitts

A total of 249,519,894 shares (93.67%) were voted for and 16,853,373 shares (6.33%) were counted as voted against this director.  Additionally, there were 2,845,410 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 240,422,312 shares (89.36%) were voted for and 28,640,780 shares (10.64%) were counted as voted against this director.  Additionally, there were 155,585 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 267,575,693 shares (99.45%) were voted for and 1,488,866 shares (0.55%) were counted as voted against this director.  Additionally, there were 154,118 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Dawn C. Willoughby

A total of 267,867,903 shares (99.55%) were voted for and 1,211,001 shares (0.45%) were counted as voted against this director.  Additionally, there were 139,773 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 256,162,782 shares (95.20%) were voted for and 12,917,859 shares (4.80%) were counted as voted against this director.  Additionally, there were 138,036 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 265,254,875 shares (98.58%) were voted for and 3,811,926 shares (1.42%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 151,876 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Abhijit Y. Talwalkar

A total of 253,765,720 shares (94.32%) were voted for and 15,280,051 shares (5.68%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 172,906 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Mark C. Trudeau

A total of 267,743,386 shares (99.52%) were voted for and 1,295,818 shares (0.48%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 179,473 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Dawn C. Willoughby

A total of 268,173,432 shares (99.68%) were voted for and 874,346 shares (0.32%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 170,899 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2024 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2024 annual general meeting:

A total of 280,790,225 shares (99.95%) were voted for and 152,134 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 565,864 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022):

A total of 280,976,854 shares (99.94%) were voted for and 160,728 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 370,641 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022:

A total of 280,982,951 shares (99.95%) were voted for and 141,984 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 383,288 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022:

A total of 280,986,161 shares (99.95%) were voted for and 142,524 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 379,538 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE Connectivity for their activities during the fiscal year ended September 30, 2022:

A total of 266,494,101 shares (99.27%) were voted for and 1,953,392 shares (0.73%) were counted as voted against this proposal.  Additionally, there were 771,184 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2023:

A total of 276,260,155 shares (98.17%) were voted for and 5,141,513 shares (1.83%) were counted as voted against this proposal.  Additionally, there were 106,555 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 276,787,670 shares (98.36%) were voted for and 4,604,058 shares (1.64%) were counted as voted against this proposal.  Additionally, there were 116,495 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland as TE’s special auditor until the next annual general meeting of TE:

A total of 281,035,252 shares (99.92%) were voted for and 231,640 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 241,331 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 256,936,669 shares (95.57%) were voted for and 11,914,667 shares (4.43%) were counted as voted against this proposal.  Additionally, there were 367,341 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Advisory vote on frequency of advisory vote to approve named executive officer compensation:

A total of 264,866,955 shares (98.44%) were voted for holding an advisory vote on executive compensation every one year; 105,125 shares (0.04%) were voted for holding an advisory vote on executive compensation every two years; 4,084,582 shares (1.52%) were voted for holding an advisory vote on executive compensation every three years. Additionally, there were 162,015 shares voted as abstentions.

Based on the voting results, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every one year, until the next required vote on the frequency of an advisory vote on executive compensation. The Company is required to hold such votes on frequency every six years.

Agenda Item No. 10.   Advisory vote to approve Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022:

A total of 259,817,933 shares (96.64%) were voted for and 9,040,897 shares (3.36%) were counted as voted against this proposal.  Additionally, there were 359,847 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Binding vote to approve fiscal year 2024 maximum aggregate compensation amount for executive management:

A total of 264,922,427 shares (98.71%) were voted for and 3,465,388 shares (1.29%) were counted as voted against this proposal.  Additionally, there were 830,862 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Binding vote to approve fiscal year 2024 maximum aggregate compensation amount for the Board of Directors:

A total of 267,860,098 shares (99.81%) were voted for and 519,376 shares (0.19%) were counted as voted against this proposal.  Additionally, there were 839,203 abstentions and 12,289,546 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of the carryforward of unappropriated accumulated earnings at September 30, 2022:

A total of 281,225,411 shares (99.96%) were voted for and 119,439 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 163,373 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of a dividend payment to shareholders equal to $2.36 per issued share to be paid in four equal quarterly installments of $0.59 starting with the third fiscal quarter of 2023 and ending in the second fiscal quarter of 2024 pursuant to the terms of the dividend resolution:

A total of 281,364,417 shares (99.98%) were voted for and 51,219 shares (0.02%) were counted as voted against this proposal.  Additionally, there were 92,587 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of an authorization relating to Share Repurchase Program:

A total of 280,198,648 shares (99.75%) were voted for and 707,554 shares (0.25%) were counted as voted against this proposal.  Additionally, there were 602,021 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.   Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 281,189,547 shares (99.95%) were voted for and 154,282 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 164,394 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 17.   Approval of changes to the share capital and related amendments to the articles of association:

A total of 273,313,366 shares (97.16%) were voted for and 8,000,456 shares (2.84%) were counted as voted against this proposal.  Additionally, there were 194,401 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2023	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Vice President and Corporate Secretary